UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2020
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2020, FingerMotion, Inc. (the “Company”) issued a news release to report its financial results for the fiscal year ended February 29th, 2020 and for the first quarter ended May 31st, 2020. The information regarding the financial results for the fiscal year ended February 29th, 2020 and for the first quarter ended May 31st, 2020 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On July 28, 2020, the Company issued a news release announcing its financial results for the fiscal year ended February 29th, 2020 and for the first quarter ended May 31st, 2020 and is providing shareholders with the following operational update. To review the full financial results, please download the Company’s recent Form 10-K and Form 10-Q filings at www.sec.gov/edgar/search

Fiscal 2020 Financial Summary:

  For the fiscal year ended Feb. 29, 2020, achieved revenue of $9.13 million, approximately a 520% increase from the fiscal year ended Feb. 28, 2019 (“Fiscal 2019”);
  Gross profit of $0.97 million, approximately a 182% increase from Fiscal 2019;
  Total operating expenses of $4.03 million, approximately a 39% increase from Fiscal 2019;
  Comprehensive loss of $2.99 million, a slight increase of $0.07 million from Fiscal 2019;
  Basic and diluted loss per share $(0.12).

The increase in revenue was due to management’s decision to increase focus and resources towards expanding its mobile payment and recharge platform services businesses and growing its business-to-business SMS texting service business. The Company’s growth across its business divisions is tied to the fluctuating prepaid deposit balance with our telecom company clients.

Q1 2021 Financial Summary:

  Reported Q1 2021 revenue of $2.74 million, approximately a 194% increase from Q1 of 2020;
  Gross profit of $0.29 million, approximately a 261% increase from Q1 of 2020;
  Total operating expenses of $0.87 million, approximately a 21% decrease from Q1 of 2020;
  Comprehensive loss of $0.59 million, approximately a 40% decrease from Q1 of 2020;
  Basic and diluted loss per share of $(0.02).

The increase in revenue for Q1 2021 compared to Q1 2020 was due to the continuing growth of both the recharge platform and the SMS texting service.

Operational Highlights:

•	In March 2019, the Company through its contractually controlled company, JiuGe Technology, completed the acquisition of Beijing XunLian TianXia Technology Co., Ltd., a company in the business of providing mass SMS text services to businesses looking to communicate with a large number of their current and prospective customers.

•	In July 2019, JiuGe Technology secured the contract to construct and operate China Unicom’s electronic sales platform through which consumers can purchase various goods and services from China Unicom, including mobile telephones, mobile telephone services, broadband data services, “smart” devices and related financial insurance. This platform is now in operation, and as consideration for the services provided to China Unicom, JiuGe Technology receives a percentage of the revenue received from all sales processed on the platform.

2021 Business Focus

Telecommunications Products & Services and SMS Platform Services

•	Expand mobile payment and recharge services businesses via its online stores in Pinduoduo, TMall and additional platforms;
•	Promote and expand mobile hardware, services and sales under strategic Cooperation Agreement with China Unicom;
•	Continue to grow our business-to-business SMS services business focusing within the Financial Services and related industries.

Big Data Insights & Analytics Platform Services - Sapientus

•	Further development of Sapientus, the Company’s Big Data Insight arm built to deliver data-driven and enabled solutions for businesses within the insurance and financial services industries;
•	Launch beta modeling and testing by end of year working with re-insurance companies;
•	Complete necessary development and testing for commercialization of Sapientus to begin Q1 of 2022. Big Data for Insurance Technology (“Insurtech”) is a very large growth area as we believe the insurance industry is preparing for a huge transformation in how it conducts business, and we believe big data capabilities will be front and center of this transformation. According to a 2020 market research report by IBISWorld, the market for online insurance brokerage is expected to reach $31.3 billion in 2020 (source: https://www.ibisworld.com/industry-statistics/market-size/online-insurance-brokers-united-states/).

“Crossing the $10 million annual revenue threshold is a key milestone for the Company,” said Martin Shen, CEO of FingerMotion Inc.  “I am very pleased with the improvement in operations last year and in the first fiscal quarter of 2021 as it signals an acceleration of revenues and earnings in the quarters to come.  Our financial results reflect an improved balance sheet and year-over-year quarterly growth.  We have built an impressive foundation in mobile recharge and SMS business which gives us access to an unprecedented number of users by piggybacking on our telecom company clients’ user base.  In our first year of operations, the SMS business was able to achieve gross profitability and significant revenue growth organically and we are excited to see sustained momentum in our top-up revenues driven by our strategic partnership with Pinduoduo and TMall.  And our investment in Insurtech is one of the first verticals that could account for a significant portion of our upcoming revenues and earnings in the next fiscal year.”

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated July 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.
DATE: July 28, 2020	By: /s/ Martin J. Shen Martin J. Shen CEO, CFO and Director